UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 06107

John Hancock Patriot Select Dividend Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Patriot Select Dividend Trust

Annual Report
6.30.07

TABLE OF CONTENTS

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 10

Notes to financial
statements
page 14

Trustees and officers
page 28

For more information
page 32

CEO corner

To Our Shareholders,

The stock market gained ground over the last 12 months, returning 20.59% through June 30, 2007, as measured by the Standard & Poor’s 500 Index. It was bolstered by stronger-than-expected corporate earnings growth, healthy global economic growth, increased merger and acquisitions activity and mostly steady interest rates. These positives served to overcome concerns about inflation, a slumping housing market, the subprime mortgage debacle and mixed signals on the future direction of interest rates.

In fact, at the end of May, the stock market passed a significant milestone, when the broad Standard & Poor’s 500 Index climbed beyond the record it had set seven years ago. From its peak in March 2000, the stock market spiraled downward three consecutive years, bottoming in 2002. The upturn began in 2003, and the market has advanced each year since, finally setting a new high on May 30, 2007.

This nearly complete market cycle highlights the importance of an investment principle you have heard us speak of often: diversification. That is because it is a key to protecting, and growing, your assets. By allocating your investments among different asset classes, investment styles and portfolio managers, you are likely to be well represented through all phases of a complete market cycle, with the winners helping to cushion the fall of the losers.

The challenge for investors with a diversified portfolio is to properly evaluate your investments to tell the difference between an underperforming manager and an out-of-favor style, while also understanding the role each investment plays in your portfolio. That’s where your financial professional can provide true value. He or she can help you make those assessments and also counsel patience, because a properly diversified portfolio by its very nature will typically have something lagging or out of favor — a concept that can be difficult to live with, but necessary to embrace. If everything in your portfolio is “working,” then you are not truly diversified, but rather are leveraged to the current market and the flavor of the day. If so, you are bound to be out of step in the near future.

With the recent volatility in the securities markets, it has prompted investors to question how long this type of market cycle will last. History tells us it will end and that when it does, today’s leaders may well turn into laggards and vice versa. Indeed, the current subprime mortgage market woes, the subsequent credit crunch and their impact on the financial markets and the global credit markets, are just the latest examples of why investors should be well-diversified. For with patience and a diversified portfolio, it could be easier to weather the market’s twists and turns and reach your long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of August 27, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks to provide high current income, consistent with modest growth of capital, by investing at least 80% of its assets in a diversified portfolio of dividend-paying securities. The Fund will normally invest more than 65% of its total assets in securities of companies in the utilities industry.

Over the last twelve months

► Preferred and utility common stocks posted solid gains during the period, fueled by a relatively benign interest rate backdrop and strong investor demand.

► Utility common stock holdings aided the Fund's returns the most.

► Tax-advantaged preferred holdings performed well, but those without tax benefits lagged.

Top 10 issuers

NSTAR	5.0%	Citigroup, Inc.	3.0%

Bear Stearns Cos. (The)	3.6%	Lehman Brothers Holdings, Inc.	2.9%

DTE Energy Co.	3.4%	Energy East Corp.	2.8%

CH Energy Group, Inc.	3.1%	Southern Union Co.	2.6%

Bank of America Corp.	3.0%	Alliant Energy Corp.	2.6%

As a percentage of the Fund’s net assets plus the value of preferred shares on June 30, 2007.

Managers’ report

John Hancock

Patriot Select Dividend Trust

Preferred stocks and utility common stocks — the two primary areas of emphasis for John Hancock Patriot Select Dividend Trust — generated decent gains for the 12-month period ended June 30, 2007. Both segments started off the period in the doldrums, plagued by concerns that strong economic conditions might fuel inflation and prompt the Federal Reserve Board to raise interest rates to stave it off. Because preferreds and utility common stocks tend to make fixed-income payments in the form of dividends, their prices generally move higher and lower in response to expectations for interest rates and inflation.

But from about August through the end of 2006, preferreds and utility commons rallied strongly as the Fed refrained from raising rates amid slowing economic conditions and contained inflation, prompting investors to hope that the central bank might actually cut interest rates in early 2007. A series of reports indicating that the housing market and other parts of the economy were slowing provided investors evidence that inflation wasn’t the same concern it had been just a few months earlier.

During most of the first four months of 2007, both utility common and preferred stocks continued to be bolstered by persistently strong investor demand for securities that generated attractive amounts of incremental income over U.S. Treasury securities. Both asset classes also benefited from a reasonably favorable interest rate environment as the

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE . . . AND WHAT’S BEHIND THE NUMBERS

National Fuel Gas	▲	Rebound in energy prices; planned shale exploration

Energy East	▲	Company to be bought by Spanish energy concern

SLM	▼	Investors fear company will be downgraded after leveraged buyout

Portfolio Managers, MFC Global Investment Management (U.S.), LLC
Gregory K. Phelps and Mark T. Maloney

Federal Reserve Board left its target short-term interest rate unchanged at 5.25% . A spate of merger and acquisition activity further boosted utility stocks. Preferred stocks, however, retraced some of those gains late in the period as a growing supply of the securities acted as a drag on their prices. And preferreds and utility commons came under significant pressure in May and June amid a bout of profit taking, as investors seemingly concluded that the Fed wasn’t going to be cutting rates in 2007.

“Preferred stocks and utility
common stocks … generated
decent gains for the 12-month
period ended June 30, 2007.”

Against that year-long backdrop, preferred stocks that offered a certain tax advantage known as the dividends received deduction (DRD) outpaced those without the tax benefit. That’s primarily because tax-advantaged securities were in short supply throughout much of the period.

Performance

For the 12 months ended June 30, 2007, John Hancock Patriot Select Dividend Trust returned 12.69% at net asset value (NAV) and 13.68% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. The Fund’s yield at closing market price on June 30, 2007 was 5.15% . By comparison, the average closed-end specialty-utilities fund returned 25.01% at net asset value, according to Morningstar, Inc. For the same 12-month period, the Lehman Brothers Aggregate Bond Index gained 6.12%, the Merrill Lynch Preferred Stock DRD Index rose 10.42% and the S&P 400 Mid-Cap Utilities Index returned 17.34% .

Patriot Select Dividend Trust

Utility commons generate results

As they have for some time now, our utility common stock holdings provided the biggest boost to the Fund’s performance. Among the most significant contributors was National Fuel Gas Co. It performed well, thanks in large part to strong pricing conditions for natural gas and investors’ excitement over the company’s plans to explore for gas in the Devonian black shales region in Pennsylvania and New York. Our holdings in Energy East Corp. were also among our biggest winners, as the company was the target of a cash buyout offer in June by a Spanish utility. Our stake in Dominion Resources, Inc. also performed well, bolstered in part by the company’s sale of most of its oil and gas properties, as well as its intended buyback of a large amount of its outstanding shares of common stock. Our holdings in telecommunications giant AT&T, Inc. posted good gains due to growing recognition that the company’s stock provided an attractive dividend yield, that its merger was working and that it was gaining market share in the broadband and wireless segments. The rising price of oil also helped our energy related holdings, specifically BP Plc and Total SA.

INDUSTRY DISTRIBUTION[1]

Multi-utilities	41%
Electric utilities	20%
Investment banking &
brokerage	7%
Oil & gas exploration &
production	7%
Diversified financial
services	6%
Gas utilities	4%
Life & health insurance	3%
Integrated
telecommunication
services	2%
Regional banks	2%
Integrated oil & gas	2%
Consumer finance	2%
Agricultural products	2%
Thrifts & mortgage
finance	1%

Preferreds mixed

Among our preferred holdings, we enjoyed strong performance from PNM Resources, Inc., helped by the company’s ability to generate greater-than-expected customer growth. In addition, investors were excited by news that Microsoft founder Bill Gates’ personal investment vehicle was entering into a joint venture with the utility and energy company. Our holdings in MetLife, Inc. also served us well, aided by strong demand for DRD-eligible preferreds. Bank of America Corp.’s preferred holdings also enjoyed solid performance, helped by investor demand for attractively priced tax-advantaged preferred stocks issued by high-quality companies amid a dearth of such securities.

Many of our preferred stock holdings in the brokerage area performed quite well during the period, led by Goldman Sachs Group, Inc. and Merrill Lynch & Co., Inc. The brokers benefited from their ability to fire on all cylinders in their key businesses, including stocks, investment banking, asset

Patriot Select Dividend Trust

management and private equity. They also benefited from providing services to the thriving hedge fund industry, as well as posting strong gains from their proprietary trading accounts.

In contrast, we lost ground with our stake in the preferred stock of student-loan company SLM Corp. Investors became concerned about a potential credit downgrade of the company amid news about the financing details of the company’s agreement to be taken private in a leveraged buyout. Of particular concern was the high level of debt that would have to be serviced through cash flow from operations. We continued to hold onto SLM because we believe the stock’s price reflected the worst case scenario, and we weren’t willing to part with it at such discounted valuations.

“As they have for some time now,
our utility common stock holdings
provided the biggest boost to the
Fund’s performance.”

Outlook

As we enter the second half of 2007, we’re cautiously optimistic about the prospects for preferred and utility common stocks. In our view, the ongoing downturn in the housing market and the higher consumer interest rates and bond yields that we saw at the end of the period could have a slowing effect on the economy in coming months. If economic growth trails off and inflation remains in check, we could see a rally in Treasury bonds. That rally, in turn, could be the catalyst for better performance for preferred stocks and utility common stocks.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 65% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of net assets plus the value of preferred shares on June 30, 2007.

Patriot Select Dividend Trust

Fund’s investments

F I N A N C I A L   S T A T E M E N T S

Securities owned by the Fund on 6-30-07

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 56.07%		$84,666,099
(Cost $75,721,022)
Diversified Financial Services 0.69%		1,036,468

Bank of America Corp.	21,200	1,036,468
Electric Utilities 6.65%		10,035,419

Integrys Energy Group, Inc.	98,643	5,004,159

Pinnacle West Capital Corp.	30,000	1,195,500

Progress Energy, Inc.	84,000	3,829,560

Progress Energy, Inc. (Contingent Value Obligation) (B)(I)	20,000	6,200
Gas Utilities 1.61%		2,431,857

National Fuel Gas Co.	56,150	2,431,857
Integrated Oil & Gas 2.61%		3,947,514

BP Plc, ADR (United Kingdom) (F)	21,044	1,518,114

Total SA, ADR (France) (F)	30,000	2,429,400
Integrated Telecommunication Services 3.59%		5,419,336

AT&T, Inc.	97,700	4,054,550

Verizon Communications, Inc.	33,150	1,364,786
Multi-Utilities 40.46%		61,102,243

Alliant Energy Corp.	148,000	5,749,800

Ameren Corp.	85,400	4,185,454

CH Energy Group, Inc.	151,250	6,801,713

Consolidated Edison, Inc.	45,000	2,030,400

Dominion Resources, Inc.	51,000	4,401,810

Duke Energy Corp.	53,410	977,403

DTE Energy Co.	155,900	7,517,498

Energy East Corp.	240,750	6,281,168

NiSource, Inc.	117,700	2,437,567

NSTAR Electric Co.	188,000	6,100,600

OGE Energy Corp.	126,092	4,621,272

SCANA Corp.	21,700	830,893

TECO Energy, Inc.	176,750	3,036,565

Vectren Corp.	30,000	807,900

Xcel Energy, Inc.	260,000	5,322,200

See notes to financial statements

Patriot Select Dividend Trust

F I N A N C I A L   S T A T E M E N T S

Issuer		Shares	Value
Oil & Gas Storage & Transportation 0.46%			$693,262

Spectra Energy Corp.		26,705	693,262

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 89.05%			$134,472,745
(Cost $133,121,173)
Agricultural Products 2.20%			3,327,500

Ocean Spray Cranberries, Inc.,
6.25%, Ser A (S)	BB+	40,000	3,327,500
Consumer Finance 2.93%			4,420,600

SLM Corp., 6.97%, Ser A	BBB–	92,000	4,420,600
Diversified Financial Services 8.08%			12,201,971

Bank of America Corp., 6.204%,
Depositary Shares, Ser D	A+	220,000	5,667,200

Citigroup, Inc., 6.213%,
Depositary Shares, Ser G	A+	44,000	2,203,080

Citigroup, Inc., 6.231%,
Depositary Shares, Ser H	A+	86,100	4,331,691
Electric Utilities 22.91%			34,589,401

Alabama Power Co., 5.20%	BBB+	240,000	5,556,000

Duquesne Light Co., 6.50%	BB+	107,000	5,360,037

Entergy Arkansas, Inc., 6.45%	BB+	100,000	2,500,000

Entergy Mississippi, Inc., 6.25%	BB+	104,000	2,525,255

Interstate Power & Light Co.,
7.10%, Ser C	BBB–	25,000	638,750

Interstate Power & Light Co.,
8.375%, Ser B	Baa2	46,000	1,443,250

PPL Electric Utilities Corp.,
6.25%, Depositary Shares	BBB	200,000	4,968,760

PPL Energy Supply LLC, 7.00%	BBB	50,000	1,302,000

Southern California Edison Co.,
6.00%, Ser C	BBB–	18,000	1,732,500

Southern California Edison
Co., 6.125%	BBB–	35,000	3,529,533

Virginia Electric & Power
Co., $6.98	BB+	10,500	1,071,656

Virginia Electric & Power
Co., $7.05	BB+	10,000	1,014,375

Westar Energy, Inc., 6.10%	AAA	90,000	2,170,800

Wisconsin Public Service
Corp., 6.76%	BBB+	7,500	776,485
Gas Utilities 3.82%			5,768,387

Southern Union Co., 7.55%, Ser A	BB	226,300	5,768,387

See notes to financial statements

Patriot Select Dividend Trust

F I N A N C I A L   S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Investment Banking & Brokerage 10.39%			$15,683,245

Bear Stearns Cos., Inc. (The),
5.49%, Depositary Shares, Ser G	BBB+	140,200	6,904,850

Bear Stearns Cos., Inc. (The),
6.15%, Depositary Shares, Ser E	BBB+	23,000	1,155,750

Goldman Sachs Group, Inc., 6.20%,
Ser B	A	20,000	509,000

Lehman Brothers Holdings, Inc.,
5.67%, Depositary Shares, Ser D	A–	125,600	5,840,395

Lehman Brothers Holdings, Inc.,
5.94%, Depositary Shares, Ser C	A–	13,000	637,000

Merrill Lynch & Co., Inc.,
6.375%, Depositary Shares, Ser 3	A	25,000	636,250
Life & Health Insurance 3.64%			5,501,850

MetLife, Inc., 6.50%, Ser B	BBB	215,000	5,501,850
Movies & Entertainment 0.35%			523,525

Viacom, Inc., 6.85%	BBB	21,500	523,525
Multi-Utilities 19.07%			28,802,454

Baltimore Gas & Electric Co.,
6.99%, Ser 1995	Ba1	40,000	4,097,500

BGE Capital Trust II, 6.20%	BBB–	200,000	4,706,000

NSTAR Electric Co., 4.25%	A–	64,157	5,052,364

PNM Resources, Inc., 6.75%, Conv	BBB–	66,055	3,302,750

PSEG Funding Trust II, 8.75%	BB+	36,300	921,294

Public Service Electric & Gas
Co., 6.92%	BB+	30,627	3,037,816

SEMPRA Energy, $4.36	BBB+	19,250	1,617,000

SEMPRA Energy, $4.75, Ser 53	BBB+	6,305	545,383

South Carolina Electric & Gas
Co., 6.52%	Baa1	55,000	5,522,347
Oil & Gas Exploration & Production 9.63%			14,543,719

Anadarko Petroleum Corp., 5.46%,
Depositary Shares, Ser B	BB	20,000	1,893,750

Apache Corp., 5.68%, Depositary
Shares, Ser B	BBB	48,174	4,853,531

Devon Energy Corp., 6.49%, Ser A	BB+	53,500	5,383,438

Nexen, Inc., 7.35% (Canada) (F)	BB+	95,000	2,413,000
Regional Banks 3.51%			5,298,750

HSBC USA, Inc., $2.8575 (G)	AA–	108,000	5,298,750
Specialized Finance 0.33%			503,600

CIT Group, Inc., 6.35%, Ser A	BBB+	20,000	503,600
Thrifts & Mortgage Finance 1.62%			2,444,067

Sovereign Bancorp, Inc., 7.30%,
Depositary Shares, Ser C	BB+	90,000	2,444,067

See notes to financial statements

Patriot Select Dividend Trust

F I N A N C I A L  S T A T E M E N T S

		Credit
Issuer, description		rating (A)	Shares	Value
Wireless Telecommunication Service 0.57%				863,676

Telephone & Data Systems,
Inc., 6.625%		BB+	39,600	863,676

	Interest	Maturity	Par value
Issuer, description	rate	date	(000)	Value
Short-term investments 0.93%				$1,406,000

(Cost $1,405,796)

Consumer Finance 0.93%				1,406,000

Chevron Texaco Corp.
Disc. Note	5.220%(Y)	7-2-07	$1,406	1,406,000

Total investments (Cost $210,247,991) 146.05%				$220,544,844

Other assets and liabilities, net 0.55%				$836,391

Fund preferred shares, at liquidation value (46.60%)				($70,366,722)

Total net assets applicable to common shareholders 100.00%				$151,014,513

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shareholders.

ADR American Depositary Receipt

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees. This security amounted to $6,200 or 0.004% of the net assets applicable to common shareholders as of June 30, 2007.

(F) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,327,500 or 2.20% of the net assets applicable to common shareholders as of June 30, 2007.

(Y) Represents current yield on June 30, 2007.

See notes to financial statements

Patriot Select Dividend Trust

Financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities 6-30-07

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (cost $210,247,991)	$220,544,844
Cash	54,055
Dividends receivable	1,000,763
Receivable from affiliates	36,068
Other assets	33,152
Total assets	221,668,882

Liabilities

Payable to affiliates
Management fees	146,115
Other	36,197
Other payables and accrued expenses	105,335

Total liabilities	287,647
Auction Market Preferred Shares (AMPS) and accrued dividends, unlimited number of shares of beneficial interest authorized with no par value, 700
shares issued, liquidation preference of $100,000 per share	70,366,722

Net assets

Common shares capital paid-in	143,161,777
Accumulated net realized loss on investments	(2,705,680)
Net unrealized appreciation of investments	10,296,853
Accumulated net investment income	261,563
Net assets applicable to common shares	$151,014,513

Net asset value per common share

Based on 10,010,393 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$15.09

See notes to financial statements

Patriot Select Dividend Trust

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 6-30-07

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to AMPS shareholders for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $6,048)	$12,191,982
Interest	182,725

Total investment income	12,374,707

Expenses
Investment management fees (Note 2)	1,790,058
Administration fees (Note 2)	335,636
Compliance fees	4,400
AMPS auction fees	184,941
Printing fees	53,316
Custodian fees	43,583
Transfer agent fees	38,120
Professional fees	35,751
Registration and filing fees	24,317
Trustees’ fees	9,480
Interest	14
Miscellaneous	25,409

Total expenses	2,545,025

Net investment income	9,829,682

Realized and unrealized gain

Net realized gain on investments	2,119,009
Change in net unrealized appreciation (depreciation) of investments	7,723,715

Net realized and unrealized gain	9,842,724
Distributions to AMPS	(2,908,708)

Increase in net assets from operations	$16,763,698

See notes to financial statements

Patriot Select Dividend Trust

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders.

	Year	Year
	ended	ended
	6-30-06	6-30-07

Increase (decrease) in net assets
From operations
Net investment income	$9,971,920	$9,829,682
Net realized gain (loss)	(4,774,630)	2,119,009
Change in net unrealized appreciation (depreciation)	(5,705,396)	7,723,715
Distributions to AMPS	(2,351,712)	(2,908,708)

Increase (decrease) in net assets resulting from operations	(2,859,818)	16,763,698

Distributions to common shareholders
From net investment income	(8,198,513)	(6,726,984)

Total increase (decrease)	(11,058,331)	10,036,714

Net assets

Beginning of year	152,036,130	140,977,799
End of year[1]	$140,977,799	$151,014,513

1 Includes accumulated net investment income of $67,573 and $261,563, respectively.

See notes to financial statements

Patriot Select Dividend Trust

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	6-30-03[1]	6-30-04[1]	6-30-05[1]	6-30-06	6-30-07

Per share operating performance

Net asset value, beginning of period	$13.77	$13.73	$13.36	$15.19	$14.08
Net investment income[2]	1.08	0.96	1.03	1.00	0.98
Net realized and unrealized
gain (loss) on investments	0.06	(0.17)	1.94	(1.06)	0.99
Distributions to AMPS	(0.10)	(0.08)	(0.15)	(0.23)	(0.29)
Total from investment operations	1.04	0.71	2.82	(0.29)	1.68
Less distributions to common shareholders
From net investment income	(1.08)	(1.08)	(0.99)	(0.82)	(0.67)
Net asset value, end of period	$13.73	$13.36	$15.19	$14.08	$15.09
Per share market value, end of period	$14.72	$13.65	$13.79	$12.07	$13.05
Total return at net asset value[3] (%)	8.33[4]	5.17[4]	22.06[4]	(1.14)	12.69
Total return at market value[3] (%)	16.82	0.23	8.46	(6.65)	13.68

Ratios and supplemental data

Net assets applicable
to common shares, end of period
(in millions)	137	133	152	141	151
Ratio of expenses to average
net assets[5] (%)	1.90	1.78	1.72	1.70	1.66
Ratio of net investment income
to average net assets[6] (%)	8.62	7.04	7.17	6.89	6.39
Portfolio turnover (%)	2	18	36	26	14

Senior securities

Total value of AMPS outstanding
(in millions)	$70	$70	$70	$70	$70
Involuntary liquidation preference
per unit (in thousands)	$100	$100	$100	$100	$100
Average market value per unit
(in thousands)	$100	$100	$100	$100	$100
Asset coverage per unit [7]	$294,629	$288,521	$316,085	$300,063	$313,751

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

4 Unaudited.

5 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.22%, 1.18%, 1.16%, 1.14% and 1.14%, respectively.

6 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.52%, 4.65%, 4.82%, 4.64% and 4.39%, respectively.

7 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements

Patriot Select Dividend Trust

Notes to financial statements

Note 1
Accounting policies

John Hancock Patriot Select Dividend Trust (the Fund) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Significant accounting policies of the Fund
are as follows:

Security valuation

The net asset value of the common shares of the Fund is determined daily as of the close of the NYSE, normally at 4:00 p.m., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,640,153 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital

Patriot Select Dividend Trust

gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: June 30, 2014 — $140,314 and June 30, 2015 — $1,499,839.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48,  Accounting for Uncertainty in Income Taxes (the Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of this Interpretation to the Fund and does not believe there is a material impact resulting from adoption of this Interpretation on the Fund’s financial statements.

In September 2006, FASB Standard No. 157,  Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gain, if any, on the ex-dividend date. During the year ended June 30, 2006, the tax character of distributions paid was as follows: ordinary income $10,550,225. During the year ended June 30, 2007, the tax character of distributions paid was as follows: ordinary income $9,635,692.

As of June 30, 2007, the components of distributable earnings on a tax basis included $658,567 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management and administration
fees and transactions with affiliates
and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of the John Hancock Financial Services, Inc. a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund’s average weekly net asset value and the value attributable to the Auction Market Preferred Shares (AMPS) (collectively, managed assets).

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services, and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund’s average weekly managed assets. The compensation for the year amounted to $335,636. The Fund

Patriot Select Dividend Trust

also reimbursed John Hancock Life Insurance Company (JHLICO), a subsidiary of MFC, for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (NYSE) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission (SEC) the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 4
Fund share transactions

Common shares

The Fund had no common share transactions during the years ended June 30, 2006 and June 30, 2007.

Auction Market Preferred Shares Series A

The Fund issued 700 shares of Dutch AMPS Series A on August 30, 1990, in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares.

Dividends on the AMPS, which accrue daily, are cumulative at a rate that was established at the offering of the AMPS and has been reset every 49 days thereafter by an auction. Dividend rates on AMPS ranged from 4.00% to 4.15% during the year ended June 30, 2007. Accrued dividends on AMPS are included in the value of AMPS on the Fund’s Statement of Assets and Liabilities.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS, as defined in the Fund’s bylaws. Under the 1940 Act, the Fund is required to maintain asset coverage of at least 200% with respect to the AMPS as of the last business day of each month in which the share are outstanding. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the AMPS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shareholders have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and common shareholders.

Patriot Select Dividend Trust

Leverage

The Fund issued preferred shares to increase its assets available for investment. The Fund generally will not issue preferred shares unless the Adviser expects that the Fund will achieve a greater return on the proceeds resulting from the use of leverage than the additional costs the Fund incurs as a result of leverage. When the Fund leverages its assets, the fees paid to the Adviser for investment advisory and administrative services will be higher than if the Fund did not borrow because the Adviser’s fees are calculated based on the Fund’s total assets, including the proceeds of the issuance of preferred shares. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. The Board of Trustees will monitor this potential conflict. The Fund’s use of leverage is premised upon the expectation that the Fund’s dividends on its outstanding preferred shares will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the dividend rates on any preferred shares

• increased operating costs, which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used.

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended June 30, 2007, aggregated $35,497,783 and $31,414,206, respectively.

The cost of investments owned on June 30, 2007, including short-term investments, for federal income tax purposes was $211,313,518. Gross unrealized appreciation and depreciation of investments aggregated $15,003,185 and $5,771,859, respectively, resulting in net unrealized appreciation of $9,231,326. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 6
SEC settlement

On June 25, 2007, the Adviser and John Hancock Funds, LLC (the Distributor) and two of their affiliates (collectively, the John Hancock Affiliates) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003. As a result of this settlement, a gain of $2,203 was recorded by the Fund on June 25, 2007.

Patriot Select Dividend Trust

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Patriot Select Dividend Trust,
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Patriot Select Dividend Trust (the Fund) at June 30, 2007, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before June 30, 2005 were audited by other auditors whose report dated August 4, 2005 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 24, 2007

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended June 30, 2007.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended June 30, 2007, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

Investment objective and policy

The Fund’s investment objective is to provide high current income, consistent with modest growth of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

The Fund’s non-fundamental investment policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least “BBB” by S&P or “Baa” by Moody’s) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The “Assets” are defined as net assets and the liquidation preference amount of the AMPS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

On December 16, 2003, the Trustees approved additional changes to the Fund’s bylaws. The auction preferred shares section of the Fund’s bylaws was changed to update the rating agency requirements in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountant’s confirmation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and distributions

During the year ended June 30, 2007, dividends from net investment income totaling $0.672 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

July 31, 2006	$0.056
August 31, 2006	0.056
September 29, 2006	0.056
October 31, 2006	0.056
November 30, 2006	0.056
December 29, 2006	0.056
January 31, 2007	0.056

INCOME
PAYMENT DATE	DIVIDEND

February 28, 2007	0.056
March 30, 2007	0.056
April 30, 2007	0.056
May 31, 2007	0.056
June 29, 2007	0.056

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the Plan Agent), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates.

When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be: (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting (unaudited)

On April 23, 2007, the Annual Meeting of the fund was held to elect three Trustees and approve a proposal to merge the Fund into Patriot Premium Dividend Fund II.

Proxies covering 9,381,693 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	9,139,837 (common shares)	241,856
Steven R. Pruchansky	9,163,681 (common shares)	218,012

The preferred shareholders elected Patti McGill Peterson as a Trustee of the Fund until her successor is duly elected and qualified, with the votes tabulated as follows: 678 FOR, 0 AGAINST and 0 ABSTAINING.

On August 9, 2007, the proposal for the Fund to approve the reorganization of the Fund into Patriot Premium Dividend Fund II was adjourned until September 20, 2007 to allow more shareholder votes to cast. If approved, the reorganization of the Fund is scheduled to close on October 10, 2007, subject to the satisfaction of certain conditions.

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Patriot
Select Dividend Trust

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Patriot Select Dividend Trust (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4–5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund and a peer group of comparable funds (the Peer Group) each selected by Morningstar Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006,1 (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Peer Group, (iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (iv) breakpoints in the Fund’s  and the Peer Group’s fees and information about economies of scale, (v) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vi) the background and experience of senior management and investment professionals, and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2006. The Board also considered these results in comparison to the performance of the Peer Group, as well as the Fund’s benchmark index. Morningstar determined the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Peer Group. The Board noted the imperfect comparability of the Peer Group and that Morningstar was not able to select a comparative Category for the Fund.

The Board noted that the Fund’s performance was lower than the performance of the Peer Group median and its benchmark index, the Lehman Brothers Aggregate Bond Index, over the 5- and 10-year periods. The Board also noted that the Fund’s performance for the 5-year period was also lower than the performance of the Fund’s other benchmark index, the Merrill Lynch Preferred Stock DRD Eligible Index. The Board favorably noted that the Fund’s more recent performance during the 1- and 3-year periods was appreciably higher than the median performance of its Peer Group, and both benchmark indexes.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various  components, including advisory fees, and other non-advisory fees, including administrative fees, transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Expense Ratio). The Board noted that, unlike the Fund, several funds in the Peer Group employed fee waivers or reimbursements. The Board received and considered information comparing the Expense Ratio of the Fund to that of the Peer Group median before the application of fee waivers and reimbursements (Gross Expense Ratio) and after the application of such waivers and reimbursement (Net Expense Ratio). The Board noted that the Fund’s Expense Ratio was higher than the Gross and Net Expense Ratio of the Peer Group median. The Board also noted the differences in the funds included in the Peer Group, including differences in the employment of fee waivers and reimbursements and differences in the amount of assets under management.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. The Board considered that the Fund was a candidate for merger into another John Hancock closed-end fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s plans for improving overall performance and lowering the Expense Ratio supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the

Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profit-ability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 Morningstar also provided a comparative analysis for most, but not all, of the John Hancock Funds of the investment performance and advisory and other fees incurred by, and the expense ratios of, the John Hancock Funds relative to a category of relevant funds (the Category). Morningstar was not able to select a comparative Category for the John Hancock Patriot Select Dividend Trust. Therefore, Morningstar did not provide such an analysis.

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-today investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of June 30, 2007.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 1995
Fund ownership — None

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 1997
Fund ownership — None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of June 30, 2007. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Investment Companies: 5 funds with assets of
approximately $4.9 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $16 million.
Other Accounts: None

Mark T. Maloney	Other Investment Companies: 5 funds with assets of
approximately $4.9 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $16 million.
Other Accounts: None

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior portfolio managers, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one- and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	1998	60

Independent Chairman (since 2005); Chairman and Chief Executive
Officer, R.M. Bradley & Co., Inc.; Director, The New England Council and
Massachusetts Roundtable; Trustee, North Shore Medical Center; Director,
Boston Stock Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College; Director, Boston Municipal
Research Bureau; Member of the Advisory Board, Carroll Graduate School
of Management at Boston College.

James F. Carlin, Born: 1940	1990	60

Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	1995	60

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx,
Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius
(until 2003), Lincoln National Corporation (insurance) (since 2006), Jefferson-
Pilot Corporation (diversified life insurance company) (until 2006), New
Century Equity Holdings (formerly Billing Concepts) (until 2001), eCertain
(until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001), AskRed.
com (until 2001), Southwest Airlines (since 2000), Introgen (since 2000)
and Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank
(formerly Texas Commerce Bank–Austin), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Ladner, [2] Born: 1938	1992	60

Chairman and Trustee, Dunwoody Village, Inc. (retirement services)
(until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation
(public utility holding company) (retired 1998); Vice President and Director,
AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribu-
tion) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and
History Association (until 2005).

John A. Moore,[2] Born: 1939	2005	60

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (2002–2006).

Patti McGill Peterson,[2] Born: 1943	2005	60

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow,
Cornell Institute of Public Affairs, Cornell University (until 1998); Former
President, Wells College and St. Lawrence University; Director, Niagara
Mohawk Power Corporation (until 2003); Director, Ford Foundation,
International Fellowships Program (since 2002); Director, Lois Roth Endowment
(since 2002); Director, Council for International Educational Exchange
(since 2003).

Steven R. Pruchansky, Born: 1944	1992	60

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida,
Inc. (since 2000); Director and President, Greenscapes of Southwest Florida,
Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	264

President, John Hancock Insurance Group; Executive Vice President, John
Hancock Life Insurance Company (since June 2004); Chairman and Director,
John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC and
The Berkeley Financial Group, LLC (The Berkeley Group) (holding company)
(since 2005); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group,
John Hancock Funds, LLC (since 2005); Director, MFC Global Investment
Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006);
President and Chief Executive Officer, John Hancock Funds, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II and John Hancock Funds III; Vice President and Associate
General Counsel, Massachusetts Mutual Life Insurance Company (1999–
2006); Secretary and Chief Legal Counsel, MML Series Investment Fund
(2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional
Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select
Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004);
Vice President and Ethics & Compliance Officer, Fidelity Investments
(until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (June 2007–Present); Assistant
Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–June 2007); Vice President, Goldman Sachs (2005–
June 2007); Managing Director and Treasurer of Scudder Funds, Deutsche
Asset Management (2003–2005); Director, Tax and Financial Reporting,
Deutsche Asset Management (2002–2003); Vice President and Treasurer,
Deutsche Global Fund Services (1999–2002).

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Operating Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (June 2007–Present); Chief
Operating Officer, John Hancock Funds, John Hancock Funds II, John Hancock
Funds III and John Hancock Trust (June 2007–Present); Director, Executive
Vice President and Chief Financial Officer, the Adviser, The Berkeley Group
and John Hancock Funds, LLC (until June 2007); Executive Vice President and
Chief Financial Officer, John Hancock Investment Management Services, LLC
(since 2005), Vice President and Chief Financial Officer, MFC Global (U.S.)
(since 2005); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (2005–June 2007); Vice President
and General Manager, Fixed Annuities, U.S. Wealth Management (until 2005);
Vice President, Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent for	Independent registered
John Hancock Advisers, LLC	common shareholders	public accounting firm
601 Congress Street	Mellon Investor Services	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Newport Office Center VII	125 High Street
	480 Washington Boulevard	Boston, MA 02110
Subadviser	Jersey City, NJ 07310
MFC Global Investment		Stock symbol
Management (U.S.), LLC	Transfer agent for	Listed New York Stock
101 Huntington Avenue	preferred shareholders	Exchange:
Boston, MA 02199	Deutsche Bank Trust	DIV
Company Americas
Custodian	280 Park Avenue	For shareholder assistance
The Bank of New York	New York, NY 10017	refer to page 22
One Wall Street
New York, NY 10286	Legal counsel
Kirkpatrick & Lockhart
Preston Gates Ellis LLP
One Lincoln Street
Boston, MA 02111-2950

How to contact us

Internet	www.jhfunds.com

Mail	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUTIY	INTERNATIONAL/GLOBAL
Balanced Fund	Global Opportunities Fund
Classic Value Fund	Global Shareholder Yield Fund
Classic Value Fund II	Greater China Opportunities Fund
Classic Value Mega Cap Fund	International Allocation Portfolio
Core Equity Fund	International Classic Value Fund
Growth Fund	International Core Fund
Growth Opportunities Fund	International Growth Fund
Growth Trends Fund
Intrinsic Value Fund	INCOME
Large Cap Equity Fund	Bond Fund
Large Cap Select Fund	Government Income Fund
Mid Cap Equity Fund	High Yield Fund
Multi Cap Growth Fund	Investment Grade Bond Fund
Small Cap Equity Fund	Strategic Income Fund
Small Cap Fund
Small Cap Intrinsic Value Fund	TAX-FREE INCOME
Sovereign Investors Fund	California Tax-Free Income Fund
U.S. Core Fund	High Yield Municipal Bond Fund
U.S. Global Leaders Growth Fund	Massachusetts Tax-Free Income Fund
Value Opportunities Fund	New York Tax-Free Income Fund
Tax-Free Bond Fund
ASSET ALLOCATION
Allocation Core Portfolio	MONEY MARKET
Allocation Growth + Value Portfolio	Money Market Fund
Lifecycle 2010 Portfolio	U.S. Government Cash Reserve
Lifecycle 2015 Portfolio
Lifecycle 2020 Portfolio	CLOSED-END
Lifecycle 2025 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2030 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2035 Portfolio	Income Securities Trust
Lifecycle 2040 Portfolio	Investors Trust
Lifecycle 2045 Portfolio	Patriot Premium Dividend Fund II
Lifecycle Retirement Portfolio	Patriot Select Dividend Trust
Lifestyle Aggressive Portfolio	Preferred Income Fund
Lifestyle Balanced Portfolio	Preferred Income II Fund
Lifestyle Conservative Portfolio	Preferred Income III Fund
Lifestyle Growth Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Moderate Portfolio	Tax-Advantaged Global Shareholder Yield Fund

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds. com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P300A 6/07
8/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, June 30, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $24,650 for the fiscal year ended June 30, 2006 and $24,650 for the fiscal year ended June 30, 2007. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended June 30, 2006 and fiscal year ended June 30, 2007 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,500 for the fiscal year ended June 30, 2006 and $3,500 for the fiscal year ended June 30, 2007. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $3,000 for the fiscal year ended June 30, 2006 and $3,000 for the fiscal year ended June 30, 2007. There were no other fees during the fiscal year ended June 30, 2006 and June 30, 2007 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2006 and June 30, 2007 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended June 30, 2007, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $10,000 for the fiscal year ended June 30, 2006, and $3,264,859 for the fiscal year ended June 30, 2007.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Charles L. Ladner - Chairman
Dr. John A. Moore
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Select Dividend Trust

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: August 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: August 27, 2007

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: August 27, 2007